Exhibit (a)(3)

NEUBERGER BERMAN INCOME FUNDS
TRUST INSTRUMENT

SCHEDULE A

Investor Class

Neuberger Berman Core Bond Fund

Neuberger Berman High Income Bond Fund

Neuberger Berman Municipal Intermediate Bond Fund

Neuberger Berman Strategic Income Fund

Trust Class

Neuberger Berman Core Bond Fund

Neuberger Berman High Income Bond Fund

Neuberger Berman Strategic Income Fund

Advisor Class

Neuberger Berman Core Bond Fund

Neuberger Berman Strategic Income Fund

Institutional Class

Lehman Brothers Extended Sector Bank Loan Fund

Lehman Brothers Extended Sector Emerging Market Debt Fund

Neuberger Berman Core Bond Fund

Neuberger Berman Emerging Markets Debt Fund

Neuberger Berman Extended Sector High Yield Fund

Neuberger Berman Floating Rate Income Fund

Neuberger Berman High Income Bond Fund

Neuberger Berman Municipal High Income Fund

Neuberger Berman Municipal Impact Fund

Neuberger Berman Municipal Intermediate Bond Fund

Neuberger Berman Strategic Income Fund

Class A

Neuberger Berman Core Bond Fund

Neuberger Berman Emerging Markets Debt Fund

Neuberger Berman Floating Rate Income Fund

Neuberger Berman High Income Bond Fund

Neuberger Berman Municipal High Income Fund

Neuberger Berman Municipal Impact Fund

Neuberger Berman Municipal Intermediate Bond Fund

Neuberger Berman Strategic Income Fund

Class C

Neuberger Berman Core Bond Fund

Neuberger Berman Emerging Markets Debt Fund

Neuberger Berman Floating Rate Income Fund

Neuberger Berman High Income Bond Fund

Neuberger Berman Municipal High Income Fund

Neuberger Berman Municipal Impact Fund

Neuberger Berman Municipal Intermediate Bond Fund

Neuberger Berman Strategic Income Fund

Class R2

Neuberger Berman High Income Bond Fund

Neuberger Berman Municipal Intermediate Bond Fund

Class R3

Neuberger Berman High Income Bond Fund

Neuberger Berman Municipal High Income Fund

Neuberger Berman Municipal Intermediate Bond Fund

Class R6

Neuberger Berman Core Bond Fund

Neuberger Berman High Income Bond Fund

Neuberger Berman Municipal High Income Fund

Neuberger Berman Strategic Income Fund

Class E

Neuberger Berman High Income Bond Fund

DATED: June 21, 2024